Exhibit 99.1

CBRE Acquisition Holdings, Inc. Announces Separate Trading of its Shares of Class A Common Stock and Warrants, Commencing February 1, 2021

DALLAS, January 29, 2021 CBRE Acquisition Holdings, Inc. (NYSE: CBAH.U) today announced that, commencing February 1, 2021, holders of its SAIL (Stakeholder Aligned Initial Listing) securities sold in its initial public offering of 40,250,000 SAIL securities may elect to separately trade the shares of Class A common stock and warrants included in the SAIL securities.

The SAIL securities not separated will continue to trade on the New York Stock Exchange (“NYSE”) under the symbol “CBAH.U.” The shares of Class A common stock and warrants that are separated will trade on NYSE under the symbols “CBAH” and “CBAH WS,” respectively.

Holders of SAIL securities will need to have their brokers contact Continental Stock Transfer & Trust Company, the company’s transfer agent, to separate the SAIL securities into shares of Class A common stock and warrants. No fractional warrants will be issued upon separation of the units and only whole warrants will trade.

CBRE Acquisition Holdings, Inc. is a newly organized blank-check company formed by CBRE Acquisition Sponsor, LLC, a subsidiary of CBRE Group, Inc., for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. CBRE Group, Inc. is a global commercial real estate services and investment firm.

This press release will not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor will there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering of these securities was made only by means of a prospectus. Copies of the prospectus may be obtained for free by visiting EDGAR on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Alternatively, copies of the prospectus may be obtained from Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014.

Cautionary Note Concerning Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the company, including those set forth in the Risk Factors section of the company’s registration statement on Form S-1 and prospectus relating to the company’s offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. The company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

For more information, please contact:

Cash Smith

CBRE Acquisition Holdings, Inc.

Cash.Smith@cbre.com

Steven Iaco

CBRE Corporate Communications

Steven.Iaco@cbre.com

Kristyn Farahmand

CBRE Investor Relations

Kristyn.Farahmand@cbre.com

Source: CBRE Acquisition Holdings, Inc.